                                                                    Exhibit 99.5

     CASE NAME:                            Aerovox, Inc.                           INCOME STATEMENT                    FORM OPR-5
     CASE NUMBER:                          01-14680 jnf                            FOR MONTH ENDED:


                                          MONTH           MONTH          MONTH            MONTH            MONTH          FILING
                                      June 7-30, 2001 July 29, 2001 August 25, 2001 September 29, 2001 October 27, 2001   TO DATE
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

NET REVENUE (INCOME)                      $6,069,526   $4,155,555     $4,598,363        $4,878,674        $4,074,181     23,776,299
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

COST OF GOODS SOLD:

   Materials                               3,534,267    2,478,655      2,623,795         2,719,102         2,259,541     13,615,360
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

   Labor                                     576,110      405,280        414,923           468,719           401,038      2,266,070
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

   Manufacturing Overhead                  1,136,205      836,566        924,540           975,662           799,875      4,672,848
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

COST OF GOODS SOLD AT STANDARD             5,246,582    3,720,500      3,963,258         4,163,483         3,460,454     20,554,277
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

   Variances (favorable)/unfavorable          89,825      124,454       (179,744)           23,666           206,297        264,498
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

     ACTUAL COST OF GOODS SOLD             5,336,407    3,844,954      3,783,514         4,187,149         3,666,752     20,818,776
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

GROSS PROFIT                                 733,118      310,600        814,849           691,525           407,429      2,957,523
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

OPERATING EXPENSES:

   Selling and Marketing                     110,700       35,364        122,547           164,255           125,026        557,892
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

   R & D and Product Services                 81,407       98,181         98,967            98,550            72,174        449,279
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

   General and Administrative                209,932      125,201        284,782           446,520           515,360      1,581,796
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

     TOTAL OPERATING EXPENSES                402,039      258,746        506,296           709,326           712,559      2,588,967
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

INCOME BEFORE INTEREST, DEPRECIATION,
   TAXES, OR EXTRAORDINARY EXPENSES       $  331,079   $   51,854     $  308,553          ($17,800)        ($305,130)   $   368,556
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

INTEREST EXPENSE                             129,927      132,257        167,257           175,872           165,396        770,709
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

DEPRECIATION                                 307,781      281,044        286,760           243,404           285,386      1,404,375
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

INCOME TAX EXPENSE (BENEFIT)                       0            0              0            77,162                 0         77,162
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

OTHER INCOME (EXPENSE)                       256,848     (301,833)*     (724,434)**       (256,188)         (132,499)    (1,158,107)
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

     NET INCOME (LOSS)                    $  150,219    ($663,280)     ($869,898)        ($770,427)        ($888,411)   ($3,041,797)
                                      --------------- ------------- --------------- ------------------ ---------------- ------------

* Includes charge of $352,000 for inventory and net book value of equipment for discontinued product line in the U.K.
** Includes $800,000 charge to increase allowance for doubtful accounts.